Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-Q/A for Q2Power Technologies, Inc., (the “Company”) for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher Nelson, Chief Executive Officer of the Company, and Michelle Murcia, Chief Financial Officer, certify pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2017

By:/s/ Christopher Nelson

Christopher Nelson

Chief Executive Officer

(Principal Executive Officer)

By:/s/ Michelle Murcia

Michelle Murcia

Chief Financial Officer

(Principal Financial Officer)